Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Class A, Class B and Class C Shares Prospectus and the Class Y Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated December 20, 2002, in Post-Effective Amendment Number 16 to the Registration Statement (Form N-1A No. 33-36265) of Pioneer Europe Fund.



                                                      /s/ Ernst & Young LLP
                                                      ERNST & YOUNG LLP


Boston, Massachusetts
January 7, 2003